===============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 26, 2003

                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)

          New Jersey                      001-09120                    22-2625848
          ----------                      ---------                    ----------
        (State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction of incorporation)                                     Identification No.)

                          80 Park Plaza, P.O. Box 1171
                          Newark, New Jersey 07101-1171
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
             (Exact name of registrant as specified in its charter)

          New Jersey                       001-00973                 22-1212800
          ----------                       ---------                 ----------
      (State or other               (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                                   Identification No.)

                           80 Park Plaza, P.O. Box 570
                          Newark, New Jersey 07101-0570
                          -----------------------------
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------

                                 PSEG POWER LLC
             (Exact name of registrant as specified in its charter)

          Delaware                         000-49614                  22-3663480
          --------                         ---------                  ----------
      (State or other               (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                                   Identification No.)

                              80 Park Plaza, T-25
                          Newark, New Jersey 07102-4194
               (Address of principal executive offices) (Zip Code)
                                  973-430-7000
                                  ------------
              (Registrant's telephone number, including area code)

                            PSEG ENERGY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

          New Jersey                       000-32503                  22-2983750
          --------                         ---------                  ----------
      (State or other               (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                                   Identification No.)

                               80 Park Plaza, T-20
                          Newark, New Jersey 07102-4194
               (Address of principal executive offices) (Zip Code)
                                  973-456-3581
                                  ------------
              (Registrant's telephone number, including area code)
                               http://www.pseg.com
                               -------------------
===============================================================================

     This combined Form 8-K is separately filed by Public Service Enterprise Group Incorporated (PSEG), PSEG Power LLC (Power), Public Service Electric and Gas Company (PSE&G) and PSEG Energy Holdings LLC (Energy Holdings). Information contained herein relating to any individual company is filed by such company on its own behalf. As discussed below, PSEG has determined to issue approximately $350 million of common equity, and this combined Form 8-K is being filed to provide an update of recent events that may be material. The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1. Business of Part I, and Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Item
8. Financial Statements and Supplementary Data of Part II of the Annual Reports on Form 10-K for the year ended December 31, 2002; Item 1. Financial Statements,
Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations of Part 1, and Item 1. Legal Proceedings and Item 5. Other Information of Part II of the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003 of PSEG, PSE&G, Power and Energy Holdings.

                          FORWARD-LOOKING STATEMENTS
                          --------------------------

     Readers are cautioned that statements contained in this Form 8-K about PSEG's, PSE&G's, Power's and Energy Holdings' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although PSEG, PSE&G, Power and Energy Holdings believe that their expectations are based on reasonable assumptions, no assurance can be given that they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, among other things: the effects of weather; the performance of generating units and transmission systems; the availability and prices for oil, gas, coal, nuclear fuel, electric capacity and electricity; changes in the markets for electricity and other energy-related commodities; changes in the number of participants and the risk profile of such participants in the energy marketing and trading business; the effectiveness of their risk management and internal controls systems; the effects of regulatory decisions and changes in law; changes in competition in the markets we serve; the ability to recover regulatory assets and other potential stranded costs; the outcomes of litigation and regulatory proceedings or inquiries; the timing and success of efforts to develop domestic and international power projects; conditions of the capital markets and equity markets; advances in technology; changes in accounting standards; changes in interest rates and in financial and foreign currency markets generally; the economic and political climate and growth in the areas in which they conduct their activities; and changes in corporate strategies. For further information, please refer to PSEG's, PSE&G's, Power's and Energy Holdings' Annual Reports on Form 10-K and subsequent reports on Forms 10-Q and Forms 8-K filed with the Securities and Exchange Commission. These documents address in further detail their business, industry issues and other factors that could cause actual results to differ materially from those indicated in this release. In addition, any forward-looking statements included herein represent their estimates only as of today and should not be relied upon as representing their estimates as of any subsequent date. While PSEG, PSE&G, Power and Energy Holdings may elect to update forward-looking statements from time to time, PSEG, PSE&G, Power and Energy Holdings specifically disclaim any obligation to do so, even if their estimates change, unless otherwise required by applicable securities laws.

Item 5. Other Events
--------------------

Additional Equity, Earnings Guidance and Future Outlook

     PSEG

     PSEG has announced that it is proceeding with the issuance of approximately $350 million of common equity in an underwritten public offering under its effective shelf registration statement, in order to continue improvement in its capital structure. Proceeds from the offering will be used for general corporate purposes, including the repayment of short-term debt.

     PSEG originally projected 2003 Income from Continuing Operations to be within a range of $3.70 to $3.90 per share, based on the then-current level of common shares outstanding. PSEG now projects 2003 earnings per share to be reduced by approximately $0.10 to $0.15 per share, principally as a result of the effects of storm-related weather, including Hurricane Isabel in September 2003, on nuclear generation and related replacement power costs, and electric distribution assets, and also reflecting a mild dilutive effect of the issuance of additional common


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


equity. This results in an estimate for 2003 earnings per share from continuing operations of between $3.60 to $3.75. Similarly, the originally projected 2003 Income from Continuing Operations for Power of $475 million to $520 million is now projected to be $455 million to $500 million. These short-term earnings estimates are dependent upon a number of factors, including natural gas prices and forward electricity prices, which can be volatile, availability of its electric generating units, weather and reasonable regulatory results.

     In addition, PSEG is currently reviewing its 2004 guidance for Income from Continuing Operations and its long-term annual growth rate target in earnings per share, as part of its usual business planning process, and has publicly indicated that the outcome of that process, expected late in the fourth quarter, will likely result in a reduction from a targeted 7% growth rate to a range of 4% to 6%. The long-term earnings per share growth rate is affected by, among other things, electric capacity and energy prices, capital expenditures, potential dividend increases and changes in its capital structure.

     PSEG had established initial 2004 guidance for Income from Continuing Operations in the range of $3.75 to $3.95 per share, based on the then current level of common shares outstanding. The dilutive effect of the issuance of the additional equity, any potential dividend increase, and other factors would reduce 2004 earnings per share projections by $0.10 to $0.15 per share, resulting in a range of $3.60 to $3.80. In addition to factors affecting near-term earnings and the long-term growth rate referenced above, the results of the 2004 basic generation service auction, expected to be held in February 2004, could have a material impact on this estimate.

Credit Ratings

     PSEG, PSE&G, Power and Energy Holdings

     Standard & Poor's has recently affirmed the corporate credit ratings of PSEG, PSE&G and Power, and downgraded the corporate credit rating of Energy Holdings to BB- from BBB-. Moody's Investors Service similarly has recently affirmed the credit ratings of PSEG, PSE&G and Power and downgraded Energy Holdings' credit rating from Baa3 to Ba3. The current ratings of securities of PSEG and its subsidiaries are shown below:

                                                 Moody's               Standard & Poor's                Fitch
                                         --------------------------------------------------------------------------------
PSEG:
  Preferred Securities................              Baa3 (N)                   BB+                       BBB (N)
  Commercial Paper....................             P2 (N)                      A2                      Not Rated
PSE&G:
  Mortgage Bonds......................               A3                        A-                        A (N)
  Preferred Securities................              Baa2                       BB+                        BBB+ (N)
  Commercial Paper....................               P2                        A2                          F1
Power:
  Senior Notes........................              Baa1                       BBB                        BBB+
Energy Holdings:
  Senior Notes........................            Ba3 (N)                      BB-                        BBB-

     All ratings have a stable outlook unless otherwise noted. (N) denotes a negative outlook. There is no assurance that the above ratings will continue for any given period of time or that they will not be revised by the rating agencies, if, in their respective judgments, circumstances so warrant.

     Because of the Energy Holdings downgrade, its ability to assume debt obligations of Resources' lessees has been materially diminished.

Cross Default Provisions

     PSEG and Energy Holdings

     PSEG has removed Energy Holdings from all cross default provisions in its note purchase agreements and bank agreements.

     As a result of the termination of its $495 million revolving credit agreement on September 26, 2003, Energy Holdings has entered into a $55 million interim, cash collateralized letter of credit facility with JP Morgan Chase Bank expiring May 2004. As of September 30, 2003, Energy Holdings had $46 million of letters of credit

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outstanding. If necessary, Energy Holdings believes that it can increase the size of the interim facility by posting additional collateral. As of September 30, 2003, Energy Holdings had approximately $170 million of available cash.

      Energy Holdings is also in the process of negotiating a new three-year bank revolving credit agreement in the amount of approximately $200 million to replace the interim letter of credit facility. It is expected that the new facility would not include PSEG-level covenants other than the maintenance of ownership of at least 80% of the capital stock of Energy Holdings. If Energy Holdings is unable to negotiate a new revolving credit agreement with reasonable terms, which cannot be assured, it believes that its future operating cash flows and proceeds from asset sales would be sufficient to maintain its liquidity and enable it to fund its remaining commitments and debt maturities. PSEG does not intend to contribute additional equity to Energy Holdings.

GWF Financing

     PSEG and Energy Holdings

     On September 29, 2003, GWF Energy LLC (GWF), which is an approximate 76% indirect subsidiary of PSEG Global LLC (Global), a wholly-owned subsidiary of Energy Holdings, issued $226 million of 6.131% Senior Secured Notes (Notes), to repay a $45 million bank loan that matures September 30, 2003, to repay $167 million of equity contributions made in connection with construction of GWF's three gas-fired power generation facilities in California aggregating approximately 363 MW, and for general corporate purposes. The Notes have been rated BBB- by Standard & Poor's and BBB by Fitch.

     GWF also closed a $35 million Letter of Credit Reimbursement and Working Capital Facility (Bank Facility) with BNP PARIBAS on September 29, 2003, to provide letters of credit to fund the debt service reserve account required by the Notes' indenture and to secure project obligations. The portion of the Bank Facility that is not used to provide letters of credit may be used to provide working capital loans up to a maximum of $7.5 million. GWF will initially have approximately $33 million of issued and undrawn letters of credit outstanding under the Bank Facility and approximately $2 million available for working capital loans and/or additional letters of credit.

     Cash distributions to Global from GWF on or before September 30, 2003 aggregated $137.2 million, including distributions of Note proceeds and of cash on hand that is no longer required to be retained by GWF for working capital purposes. The Notes and Bank Facility are non-recourse to Global and Energy Holdings.

PSEG Energy Technologies Inc.

     PSEG and Energy Holdings

     In September 2003, Energy Holdings completed the planned sale of PSEG Energy Technologies Inc. and its subsidiaries, which had been reflected in discontinued operations since June 2002.

Recent Regulatory Proceedings

     Control of Hazardous Substances - Passaic River Site

     PSEG, PSE&G and Power

     As previously reported, the U.S. Environmental Protection Agency (EPA) has determined that a six mile stretch of the Passaic River in the area of Newark, New Jersey (Passaic River Study Area) is a "facility" within the meaning of that term under the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA) and that, to date, at least thirteen corporations, including PSE&G, may be potentially liable for performing required remedial actions to address potential environmental pollution in the Passaic River. PSE&G and certain of its predecessors conducted industrial operations at properties along the Passaic River.

     In September 2003, EPA notified 41 potentially responsible parties (PRPs), including PSE&G, that it was expanding its assessment of the Passaic River Study Area to the entire 17-mile tidal reach of the lower Passaic River. EPA further indicated that it believes that hazardous substances were being released from the Essex Generating Station, an operating electric generating station, and a former Manufactured Gas Plant (MGP) located in Harrison, NJ, which also includes facilities for PSE&G's ongoing gas operations. EPA estimated that its study would require five to seven years and would cost approximately $20 million, of which it would seek to recover $10 million from the PRPs. PSE&G's costs to clean up former MGPs are recoverable from its utility customers through the Societal Benefits Clause. Power assumed all environmental liabilities associated with the electric generating stations that PSE&G transferred to it, including the Essex Generating Station, pursuant to the order of the New Jersey Board of Public Utilities under the New Jersey Energy Master Plan Proceedings and the New Jersey Electric Discount and Energy Competition Act.

     Also, in September 2003, PSEG and PSE&G and 56 other PRPs received from New Jersey Department of Environmental Protection (NJDEP) a Directive and Notice to Insurers for the PRPs to arrange for a natural resource damage assessment and interim restoration of the lower Passaic River pursuant to the New Jersey Spill Compensation and Control Act. NJDEP alleged in the Directive that it had determined that hazardous substances had been discharged from the Essex Site and the Harrison Site. PSEG and PSE&G and the other PRPs have 45 days to respond to the Directive. In addition, NJDEP notified PSE&G by letter dated September 16, 2003 that PSE&G may be legally responsible for damages to natural resources within the trusteeship of the State of New Jersey. The letter does not reference any particular site, and requests PSE&G to sign a tolling agreement to defer the statute of limitations and to meet with NJDEP to try to resolve the matter. PSE&G expects to discuss the intent of this request with NJDEP in the near future.

     Neither PSEG, PSE&G nor Power can predict what further actions, if any, or the costs or the timing thereof, that may be required with respect to the Passaic River or natural resource damages. Such costs could be material.

     Federal Energy Regulatory Commission (FERC)

     PSEG and Power

     As previously reported, in December 2002, the FERC entered an order affirming the contract rates that Old Dominion Electric Cooperative (ODEC) pays to Power. ODEC is paying such increased rates currently under protest, but has refused to pay past due amounts aggregating $31 million, and filed a motion for reconsideration with FERC in January 2003. ODEC also sought a stay for payment of the past due amounts. FERC has not ruled on the request for reconsideration or on the request for a stay. On September 22, 2003, Power filed a motion with FERC to enforce the December 2002 Order. While Power expects FERC to grant the relief sought, no assurances can be given.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                  PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                  --------------------------------------------
                                  (Registrant)


         By:                   /s/ Thomas M. O'Flynn
               --------------------------------------------------

                                Thomas M. O'Flynn
              Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)





Date: September 30, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                     PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                     ---------------------------------------
                                  (Registrant)


         By:                   /s/ Alfred C. Koeppe
               --------------------------------------------------

                                Alfred C. Koeppe
                      President and Chief Operating Officer





Date: September 30, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                                 PSEG POWER LLC
                                 --------------
                                  (Registrant)


         By:                   /s/ Frank Cassidy
               --------------------------------------------------

                                  Frank Cassidy
                      President and Chief Operating Officer




Date: September 30, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.


                            PSEG ENERGY HOLDINGS LLC
                            ------------------------
                                  (Registrant)


         By:                   /s/ Robert J. Dougherty, Jr.
               --------------------------------------------------

                            Robert J. Dougherty, Jr.
                      President and Chief Operating Officer





Date: September 30, 2003